SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 1997

             PaineWebber Income Properties Seven Limited Partnership (Exact name of registrant as specified in its charter)

       Delaware                         0-15037                 04-2870345
       --------                         -------                 ----------
(State or other jurisdiction)          (Commission             (IRS Employer
        of incorporation                File Number)        Identification No.)



265 Franklin Street, Boston, Massachusetts                       02110
------------------------------------------                       -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


             (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

            PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

     The Hunt Club Apartments, Seattle, Washington and Marina Club Apartments, Des Moines, Washington

     Disposition Date - June 27, 1997

         On June 27, 1997, HMF Associates, a joint venture (the "Venture") in which Paine Webber Income Properties Seven Limited Partnership ("the Partnership") has an interest, sold the properties known as The Hunt Club Apartments located in Seattle, Washington and Marina Club Apartments located in Des Moines, Washington to an unrelated third party for approximately $5.3 million and $3.1 million, respectively. The Partnership received net proceeds of approximately $288,000 in connection with the sale of these two assets in accordance with a discounted mortgage loan payoff agreement reached with the lender in April 1997. The third property owned by the Venture, The Enchanted Woods Apartments located in Federal Way, Washington, had been under contract for sale to the same buyer that purchased The Hunt Club and Marina Club properties. However, the buyer subsequently withdrew the offer to purchase Enchanted Woods.

         As discussed further in the Partnership's Quarterly Report for the period ended March 31, 1997, despite the successful lease-up of all three properties owned by the Venture following the completion of the construction related repairs, the net operating income from the properties was not sufficient to fully cover the interest accruing on the outstanding debt obligations which matured on June 1, 1997 and July 1, 1997. As a result, the total obligation due to the mortgage lender had continued to increase. Furthermore, the aggregate estimated fair value of the operating investment properties was substantially lower than the outstanding obligations to the first mortgage holder. In April 1997, the lender agreed to a modification agreement which provided the Venture with an opportunity to complete a sale transaction prior to the loan maturity dates. Under the terms of the agreement, the Partnership and the co-venture partner could qualify to receive a nominal payment from the sales proceeds at a specified level if a sale was completed by June 30, 1997 and certain other conditions were met. In May 1997, the agreement with the lender was modified to reflect the terms and conditions of a sale involving only the Hunt Club and Marina Club properties. The June 27, 1997 sale satisfied the conditions in the loan modification agreement which allowed the Partnership and the co-venturer to receive a nominal payment from the net proceeds of the sale transaction. The Venture has also obtained a four-month extension from the lender of the discounted loan payoff agreement with respect to the Enchanted Woods Apartments, and, in July 1997, entered into an agreement with another third-party prospective buyer for the possible sale of this remaining asset. As with the recently completed transaction, if this sale were to close prior to October 31, 1997 and the required conditions were met, the Partnership and the co-venturer could end up receiving a nominal amount from the proceeds of the sale transaction. However, the sale remains subject to, among other things, the satisfactory completion of the buyer's due diligence. Accordingly, there are no assurances that the transaction will be consummated. In any event, it is likely that ownership title to the Enchanted Woods Apartments will be transferred either by a sale or a foreclosure action prior to the end of calendar 1997.

         The Partnership had a large negative carrying value for its investment in HMF Associates as of March 31, 1997 because prior year equity method losses and distributions have exceeded the Partnership's investments in the venture. Consequently, the Partnership will recognize a net gain on the sale of the Hunt Club and Marina Club properties which will be reflected in the Partnership's Quarterly Report for the period ended June 30, 1997. An additional net gain will be realized upon the ultimate sale or foreclosure of the Enchanted Woods Apartments.

                                    FORM 8-K

                                 CURRENT REPORT

            PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP



ITEM 7 - Financial Statements and Exhibits

     (a) Financial Statements:  None

     (b) Exhibits:

(1) Purchase and Sale Agreement between HMF Associates and Randall Realty Corp., dated April 25, 1997

(2) First Amendment to Purchase and Sale Agreement between HMF Associates and Randall Realty Corp., dated May 23, 1997

(3) Loan Payoff Agreement between HMF Associates and St Paul Federal Bank dated May 23, 1997

(4) Statutory Warranty Deed between HMF Associates and Hunt Club - 130 L.L.C. dated June 27, 1997

(5) General Assignment between HMF Associates and Hunt Club - 130 L.L.C. dated June 27, 1997

(6) Assignment of Leases between HMF Associates and Hunt Club - 130 L.L.C. dated June 27, 1997

(7) Bill of Sale between HMF Associates and Hunt Club - 130 L.L.C. dated June 27, 1997

(8) Closing Statement between HMF Associates and Hunt Club - 130 L.L.C. dated June 27, 1997

(9) Statutory Warranty Deed between HMF Associates and Marina Club - 77 L.L.C. dated June 27, 1997

(10) General Assignment between HMF Associates and Marina Club - 77 L.L.C. dated June 27, 1997

(11) Assignment of Leases between HMF Associates and Marina Club - 77 L.L.C. dated June 27, 1997

(12) Bill of Sale between HMF Associates and Marina Club - 77 L.L.C. dated June 27, 1997

(13) Closing Statement between HMF Associates and Marina Club - 77 L.L.C dated June 27, 1997

                                    FORM 8-K

                                 CURRENT REPORT

            PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP





                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


            PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP
            --------------------------------------------------------
                                  (Registrant)




                                            By:  /s/ Walter V. Arnold
                                                 --------------------
                                                 Walter V. Arnold
                                                 Senior Vice President and
                                                 Chief Financial Officer







Date:  July 15, 1997

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (this Agreement") is entered into as of this 25th day of April, 1997, by and between HMF ASSOCIATES, a California general partnership ("Seller"), and RANDALL REALTY CORP., an Oregon corporation ("Buyer").

                                    RECITALS

         A. Seller is the owner of certain real property located in the County of King, State of Washington, consisting of three apartment projects which are commonly known as (i) Marina Club Apartments ("Marina Club"), which is located at 2445 S. 222nd Street, Des Moines, Washington, on real property described in Exhibit A-1 attached hereto and incorporated herein, (ii) Enchanted Woods Apartments ("Enchanted Woods"), which is located at 2020 South 360th Street, Federal Way, Washington, on real property described in Exhibit A-2 attached hereto and incorporated herein, and (iii) The Hunt Club Apartments ("The Hunt Club"), which is located at 3726 South 180th Street, Seattle, Washington, on real property described in Exhibit A-3 attached hereto and incorporated herein (collectively with all buildings and improvements located thereon, the "Real Property").

         B. Buyer desires to purchase the Property (as defined below), and Seller desires to sell the Property on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       Definitions.

         As used in this Agreement the following terms shall have the meanings set forth below:

         "Agreement" is defined in the preamble of this Agreement.

         "Approved Exceptions" is defined in Section 9(b) of this Agreement.

         "Buyer" is defined in the preamble of this Agreement.

         "Close of Escrow" is defined in Section 16(d) of this Agreement.

         "Closing Date" is defined in Section 16(d) of this Agreement.

         "Deed" is defined in Section 16(b)(i) of this Agreement.

         "Disapproved Exception" is defined in Section 9(c) of this Agreement.

         "Due Diligence Period" is defined in Section 5 of this Agreement.

         "Earnest Money Deposit" is defined in Section 3(a) of this Agreement.

         "Enchanted Woods" is defined in Recital A of this Agreement.

         "Escrow" is defined in Section 4 of this Agreement.

         "Escrow Agent" is defined in Section 4 of this Agreement.

         "Exception" and "Exceptions" are defined in Section 9(b) of this Agreement.

         "Financing Contingency Period" is defined in Section 8 of this Agreement.

         "Exchange Property" is defined in Section 33 of this Agreement.

         "FIRPTA Affidavit" is defined in Section 16(b)(ii) of this Agreement.

         "Hazardous Materials" means oil and other petroleum products, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes, " hazardous materials, " or "toxic substances " under any past, present or future state or federal law, ordinance or regulation.

         "Marina Club" is defined in Recital A of this Agreement.

         "Minimal Destruction" is defined in Section 19(a) of this Agreement.

         "Notice of Satisfaction of Due Diligence" is a notice in the form of Exhibit B attached hereto.

         "Notice of Satisfaction of Financing Contingency" is a notice in the form of Exhibit C attached hereto.

        "Operating Statements" is defined in Section 5(b)(ii) of this Agreement.

         "Personal Property" shall mean all furniture, fixtures and equipment owned by Seller which is located on the Real Property and is used in connection with the operation and maintenance of the Real Property.

        "Preliminary Title Reports" is defined in Section 9(a)of this Agreement.

         "Prevailing Party" is defined in Section 22 of this Agreement.

         "Property" shall mean collectively the Real Property; all of Seller's right, title and interest in all other intangible rights, titles, interests, privileges and appurtenances of Seller related to or used in connection with the operation and ownership of the Real Property; and the Personal Property.

         "Purchase Price" is defined in Section 3 of this Agreement.

         "Real Property" is defined in Recital A of this Agreement.

         "Rent Roll" is defined in Section 5(b)(i) of this Agreement.

         "Seller" is defined in the preamble of this Agreement.

         "Seller's Current Actual Knowledge" shall mean matters of which Seller's Representative is actually aware without undertaking any investigation or inquiry whatsoever.

         "Seller's  Representative" shall mean Rock D'Errico,  Vice President of
Seventh  Income   Properties,   Inc.,  general  partner  of  PaineWebber  Income
Properties Seven Limited Partnership, a general partner of Seller.

        "Significant Destruction" is defined in Section 19(b) of this Agreement.

         "Surveys" is defined in Section 9(a) of this Agreement.

         "The Hunt Club" is defined in Recital A of this Agreement.

         "Title Policy" is defined in Section 9(d) of this Agreement.

        2. Purchase and Sale. Seller agrees to sell and Buyer agrees to purchase the Property, subject to the terms and conditions in this Agreement.

        3. Purchase Price. The purchase price for the Property shall be Seventeen Million Three Hundred Thousand Dollars ($17,300,000.00) ("Purchase Price"). The Purchase Price shall be payable as follows:

         (a) Buyer shall deposit the sum of One Hundred Thousand Dollars ($100,000.00) (the "Earnest Money Deposit") in cash or by cashier's check into Escrow in an interest-bearing account at Escrow Agent within three business (3) days of the date of this Agreement. If Buyer fails to deposit the Earnest Money Deposit into Escrow, this Agreement shall terminate, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below). The Earnest Money Deposit together with any interest earned thereon shall be applied to the Purchase Price at Close of Escrow.

         (b) At or prior to the Close of Escrow (as defined below), Buyer shall deposit the additional sum of Seventeen Million Two Hundred Thousand Dollars ($17,200,000.00) less the amount of interest earned on the Earnest Money Deposit in cash into Escrow at the Escrow Agent.

         4. Escrow. Concurrently with the execution of this Agreement by both parties Buyer and Seller shall establish an escrow (the "Escrow") at Chicago Title Insurance Company ("Escrow Agent"), subject to the provisions of the standard conditions for acceptance of Escrow and the terms and conditions in this Agreement.

         5. Due Diligence Review. During the period (the "Due Diligence Period") commencing on the date of this Agreement and ending on the thirtieth (30th) day following the date of this Agreement (or such later date as to which the last day of the Due Diligence Period may be extended pursuant to Section 9(a) below), Buyer, at its sole cost and expense, shall have the right to conduct an investigation and review of the Property in order to satisfy itself as to the physical condition of the Real Property (including, without limitation, the physical condition of the Real Property as it relates to Hazardous Materials).

        (a) Buyer agrees to conduct its investigation and review of the Property in accordance with the following procedures:

         (i) No test or investigation involving physical disturbance of any portion of the Real Property shall be conducted without Seller's prior written approval of the specific test or investigation.

         (ii) Buyer shall exercise due care in inspecting and testing the Real Property and shall perform all such inspection and testing in a professional manner so as to minimize damage or disruption of the Real Property.

         (iii) Buyer agrees to promptly pay all costs associated with its review and investigation and not to permit any lien or encumbrance to be asserted against the Real Property in connection with such review and investigation.

        (iv) Buyer shall, at its expense, repair any damage to the Real Property caused by the performance of its review and investigation.

        (b) Seller has  delivered to Buyer the following  items  relating to the
Property:

         (i) Rent Roll. A separate rent roll (collectively, the "Rent Roll") for each apartment project showing the name of each tenant of the Property, the rental due under each such tenant's lease, the expiration date of each lease or rental agreement, the size of each unit, and all advance rentals and security deposits, if any, held by Seller or the management company for the Property with respect to each such tenant's lease or rental agreement;

        (ii) Operating Statements. Statements (the "Operating Statements") prepared by management company for the Property showing operating income and expenses for the Property for fiscal years 1994, 1995 and 1996. Seller's fiscal year runs from October 1st through September 30th;

        (iii) Personal Property Inventory. An inventory of the Personal Property for each apartment project; and

         (iv) Inspection Reports. Copies of any and all building inspection reports, environmental assessments, plans and specifications, permits, consents and approvals relating to the Property which are currently in Seller's possession or the possession of the management company for the Property.

         6.       Satisfaction of Due Diligence/Termination.

         (a) Satisfaction of Due Diligence. In the event that Buyer elects to purchase the Property, at any time during the Due Diligence Period Buyer shall deliver to Seller an executed and dated Notice of Satisfaction of Due Diligence in the form of Exhibit B, in which event the Earnest Money Deposit shall become non-refundable, subject to Buyer's right to terminate this Agreement pursuant to
Section 8 below if Buyer is unable to obtain a commitment or commitments for financing prior to the end of the Financing Contingency Period.

         (b) Termination. Buyer shall have the right to terminate this Agreement for any reason during the Due Diligence Period, in Buyer's sole and absolute discretion, by delivery to Seller at any time during the Due Diligence Period of written notice to such effect, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

         If prior to the end of the Due Diligence Period Buyer fails to deliver to Seller either the Notice of Satisfaction of Due Diligence or written notice terminating this Agreement, this Agreement shall be deemed to have been terminated, the Earnest Money Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

         7. Acknowledgment. Buyer acknowledges that Buyer is purchasing the Property "as is" and "where is" and solely in reliance on Buyer's own investigation, and, that except as set forth in Section 11 below, no representations or warranties of any nature whatsoever, express or implied, have been made by Seller or its partners or any of their respective officers, agents or employees with respect to any matter, fact or issue concerning the Property or this transaction.

         Buyer further acknowledges that Buyer is a sophisticated investor, knowledgeable and experienced in the financial and business risks attendant to investments in real property, is capable of evaluating the merits and risks of an investment in the Property and has evaluated the merits and risks of making an investment in the Property.

         8. Financing Contingency. Promptly following execution of this Agreement by both parties Buyer shall make a good faith effort to procure any financing necessary to perform its obligations under this Agreement, and shall pay all costs, fees and expenses necessary to obtain such financing.

         If during the period (the "Financing Contingency Period") commencing on the date of this Agreement and ending on the thirtieth (30th) day following the date of this Agreement, Buyer obtains a commitment or commitments for financing on terms satisfactory to Buyer, or if Buyer elects to waive the financing contingency set forth in this Section 8, Buyer shall deliver to Seller an executed and dated Notice of Satisfaction of Financing Contingency in the form of Exhibit C, in which event the Earnest Money Deposit shall become non-refundable.

         If, notwithstanding a good faith effort, prior to the end of the Financing Contingency Period Buyer is unable to obtain a commitment or commitments for such financing and elects not to waive the financing contingency Buyer shall deliver to Seller a written notice to such effect, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

         If prior to the end of the Financing Contingency Period Buyer fails to deliver to Seller either the Notice of Satisfaction of Financing Contingency or written notice terminating this Agreement, this Agreement shall be deemed to have been terminated, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

         9.       Title.

         (a)  Prior  to  the  date  hereof,   Seller  has  provided  Buyer  with
preliminary title reports for extended coverage title insurance (the "Preliminary Title Reports"), together with copies of all documents relating to title exceptions referred to in the Preliminary Title Reports. Seller shall furnish Buyer with copies of the ALTA surveys of the Real Property which Seller obtained when it acquired the Property not later than five (5) days following the date of this Agreement. Buyer may elect, at Buyer's expense, to obtain new ALTA surveys (or updated revisions of the existing ALTA surveys) of the Real Property (the "Surveys") which meet all the Escrow Agent's requirements for extended coverage title insurance.

         (b) Buyer shall approve or disapprove the Surveys and each exception shown in the Preliminary Title Report and each encroachment, overlap and any other matter that affects title to the Real Property (each an "Exception" and collectively, the "Exceptions") prior to the last day of the Due Diligence Period. Buyer's failure to approve the Surveys or any Exception prior to the last day of the Due Diligence Period shall be deemed to be an approval of the Surveys or such Exception. The Exceptions approved by Buyer hereunder shall be referred to as the "Approved Exceptions."

         (c) If any Exception is disapproved (each, a "Disapproved Exception"), Seller shall notify Buyer in writing within five (5) days of receipt of Buyer's notice of Disapproved Exceptions which Disapproved Exceptions Seller will attempt (but without any commitment to expend funds) to discharge, satisfy, release or terminate. If Seller does not agree to attempt to discharge, satisfy, release or terminate all Disapproved Exceptions, Buyer may elect to (i) terminate this Agreement by written notice to Seller within five (5) days after receipt of Seller's notice that it will not attempt to discharge, satisfy, release or discharge all Disapproved Exceptions, in which event the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below) or to (ii) waive the Disapproved Exception(s) that Seller will not attempt to discharge, satisfy, release or remove. Seller shall have the unilateral right by notice in writing given to Buyer to extend the Closing Date for a period of up to thirty (30) days in order to cause the discharge, satisfaction, release or termination of a Disapproved Exception. The period of such extension shall run concurrently with the period of any other extension provided for in this Agreement. If Seller is unable to obtain a discharge, satisfaction, release or termination of any Disapproved Exception within the period(s) specified above, then this Agreement shall automatically terminate ten (10) business days (i) after expiration of the initial period or additional 30-day period, as applicable, for curing the Disapproved Exception or (ii) after Seller advises Buyer in writing that Seller is unable to cause such discharge, satisfaction, release or termination, whichever occurs first, unless within such 10-business day period Buyer waives in writing such Disapproved Exception, in which event such Disapproved Exception shall be deemed an Approved Exception under this Agreement. If this Agreement terminates pursuant to the foregoing sentence, then Seller shall pay all charges of the Escrow Agent in connection with this transaction, and the parties shall be relieved of all further obligations and liabilities to each other under this Agreement except as otherwise provided herein, and all funds and documents deposited with Escrow Agent shall be promptly refunded or returned by Escrow Agent to the depositing party. Anything above to the contrary notwithstanding, it is understood and agreed that Buyer's indemnity obligations under Section 10 below and the mutual indemnities under Section 20 below, shall not terminate upon termination of this Agreement pursuant to this or any other provision hereof.

         (d) At Close of Escrow Seller shall cause Escrow Agent to issue an Extended Coverage ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price to Buyer, showing title vested in Buyer subject only to a lien for real property taxes and assessments not then delinquent and the Approved Exceptions. Seller shall pay the cost of the premium for an ALTA owner's policy of title insurance. Buyer shall pay the additional premium(s) for an extended coverage ALTA owner's policy of title insurance and for any title insurance policy (including the cost of any endorsements required by the lender) issued to the lender providing financing to Buyer to purchase the Property.

         10. Access. Access to the Real Property during the period commencing on the date of this Agreement and ending on the Closing Date shall be given to Buyer, its agents, employees and contractors during normal business hours upon at least two (2) business day's notice to Seller. Buyer shall indemnify and defend Seller against and hold Seller harmless from all losses, costs, damages, liabilities and expenses, including, without limitation, reasonable attorneys fees, arising out of Buyer's entry onto the Real Property or any activity thereon by Buyer or its agents, employees or contractors prior to the Close of Escrow except to the extent any such losses, costs, damages, liabilities, and expenses arise directly out of the negligence or willful acts of Seller. The provisions of this section shall survive the Close of Escrow.

         11.      Representations and Warranties of Seller.

         Seller hereby represents and warrants to Buyer that as of the date of this Agreement and as of the Close of Escrow:

         (a) Notices re Violations. To Seller's Current Actual Knowledge, Seller has received no written notice, warning or notice of violation from any governmental agency alleging that conditions on the Real Property are or have been in violation of any laws, regulation or ordinances relating to the Real Property.

         (b) Power. Seller has the power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transaction contemplated hereby, and each person signing this Agreement on behalf of Seller has the authority to do so.

        (c) Requisite Action. All requisite corporate and partnership action has been taken by Seller in connection with the entering into this Agreement and the instruments referenced herein and the consummation of the transaction contemplated hereby.

         (d) Leases. The Rent Roll is complete and accurate in all material respects. Seller agrees to supplement the Rent Roll in the event that any lease shown thereon is modified or any further lease is entered into after the date hereof. Except for the leases, rental agreements and tenancies shown on the Rent Roll, there are no other leases, rental agreements, tenancies or licenses affecting the occupancy of the Property.

         (e) No Breach. The execution, delivery and performance of this Agreement by Seller (i) does not and will not breach any statute or regulation of any governmental authority, including, but not limited to, applicable laws and regulations, (ii) does not and will not conflict with or result in a breach of or default under (A) any judicial or administrative order or decree, or (B) the organizational documents of Seller, and (iii) does not and will not conflict with or result in a breach of any condition or provision of, or constitute a default under, or result in the acceleration of, or creation or imposition of any lien, charge or encumbrance upon the Property, by reason of the terms of any contract, mortgage, lien, agreement, indenture, instrument, decree or judgment to which Seller is a party or which is or purports to be binding upon Seller or which affects or purports to affect the Property.

        (f) Eminent Domain. There is no existing or, to Seller's Current Actual Knowledge, threatened eminent domain or similar proceeding against the Property.

        (g) Non-Foreign Person. Seller is not a foreign person or entity as defined under FIRPTA.

         Any claim with respect to the foregoing representations and warranties must be made by Buyer in writing and delivered to Seller no later than six (6) months after the Closing Date. If no claim is made in writing by Buyer within the six (6) month period after the Closing Date, Seller shall have no further liability with respect to the foregoing representations and warranties.

         12.      Representations and Warranties of Buyer.

         Buyer hereby represents and warrants to Seller that as of the date of this Agreement and as of the date of the Close of Escrow:

         (a) Power. Buyer has the power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transaction contemplated hereby, and each person signing this Agreement on behalf of Buyer has the authority to do so.

        (b) Requisite Action. All requisite corporate and partnership action has been taken by Buyer in connection with the entering into this Agreement and the instruments referenced herein and the consummation of the transaction contemplated hereby.

         (c) No Breach. The execution, delivery and performance of this Agreement by Buyer (i) does not and will not breach any statute or regulation of any governmental authority, including, but not limited to, applicable laws and regulations, (ii) does not and will not conflict with or result in a breach of or default under (A) any judicial or administrative order or decree, or (B) the organizational documents of Buyer, and (iii) does not and will not conflict with or result in a breach of any condition or provision of, or constitute a default under, or result in the acceleration of, by reason of the terms of any contract, mortgage, lien, agreement, indenture, instrument, decree or judgment to which Buyer is a party or which is or purports to be binding upon Buyer.

         Any claim with respect to the foregoing representations and warranties must be made by Seller in a writing delivered to Buyer no later than six (6) months after the Closing Date. If no claim is made in writing by Seller within the six (6) month period after the Closing Date, Buyer shall have no further liability with respect to the foregoing representations and warranties.

         13.      Seller's Covenants.

         From and after the date of this Agreement and continuing through the Close of Escrow, Seller agrees as follows:

         (a) Operation of the Property. Seller shall cause the Property to be maintained in its present order and condition, reasonable wear and tear excepted. Without limiting the foregoing, no fixtures, equipment or other tangible personal property shall be removed from the Property unless prior to the Closing Date the same is replaced with similar items of at least equal quality.

         (b)  Liens.  Seller  shall keep the  Property  free and clear of liens,
including,   without  limitation  mechanic's  liens,  in  connection  with  work performed and materials provided prior to the Closing Date.

         (c) Leases. Seller may in the ordinary course of business enter into leases, lease amendments and lease terminations. Seller shall not materially modify the lease form currently utilized by Seller after Buyer's delivery of the Notice of Satisfaction of Due Diligence without Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed.

         (d) New Contracts. Without Buyer's prior written consent Seller shall not enter into any new contracts or agreements relating to the Property except such contracts or agreements as may be terminated at or by the Closing Date without cost or expense to Buyer.

         14.      Conditions to Seller's Obligation to Close.

         The obligation of Seller to close hereunder shall be subject to satisfaction of the following conditions (all or any of which may be waived by Seller in writing):

         (a) Representations and Warranties True at Close of Escrow. The representations and warranties made by Buyer in this Agreement shall be true in all material respects as of the Close of Escrow with the same force and effect as though such representations and warranties had been made or given as of the Closing Date.

        (b) Compliance With Agreement. Buyer shall have performed and complied in all material respects with all its obligations under this Agreement which are to be performed or complied with by Buyer prior to or at Close of Escrow.

         15.      Conditions to Buyer's Obligation to Close.

         The obligation of Buyer to close hereunder shall be subject to satisfaction of the following conditions (all or any of which may be waived by Buyer in writing):

         (a) Representations and Warranties True at Close of Escrow. The representations and warranties made by Seller in this Agreement shall be true in all material respects as of the Close of Escrow with the same force and effect as though such representations and warranties had been made or given as of the Closing Date.

        (b) Compliance With Agreement. Seller shall have performed and complied in all material respects with all its obligations under this Agreement which are to be performed or complied with by Seller prior to or at Close of Escrow.

         16.      Close of Escrow.

        (a) Buyer's Title Policy. Simultaneously with the Close of Escrow, Escrow Agent shall issue the Title Policy in the name of Buyer in the amount of the Purchase Price.

        (b) Seller's Deposits Into Escrow. Seller shall deliver to Escrow Agent on or prior to the Close of Escrow the following documents for each of the apartment projects:

        (i) A Statutory Warranty Deed executed and acknowledged by Seller conveying to Buyer fee simple title to the Real
Property ("Deed");

        (ii) Seller's affidavit of nonforeign status as contemplated by Section 1445 of the Internal Revenue Code of 1986, as amended ("FIRPTA Affidavit");

        (iii) An Assignment of Leases in form reasonably acceptable to Seller and Buyer;

        (iv) A Special Warranty Bill of Sale in form reasonably acceptable to Seller and Buyer; and

                  (v) A General Assignment in form reasonably acceptable to Seller and Buyer assigning all of Seller's right, title and interest in any which are not subject to termination at or prior to Close of Escrow or which Buyer does not require to be terminated, the names of the three apartment projects, any warranties or guaranties and all other intangible rights owned by Seller and relating exclusively to the Property.

         (c) Buyer's Deposits into Escrow. Buyer shall deposit into Escrow, prior to the Close of Escrow, the sum of Sixteen Million Nine Hundred Thousand Dollars ($16,900,000) less the amount of any interest earned on the Earnest Money Deposit in cash or immediately available funds.

         (d) Closing Date. The conveyance of the Real Property to Buyer and the closing of this transaction (the AClose of Escrow") shall take place on such date (AClosing Date") not later than fifty (50) days following the date of this Agreement as the parties shall mutually agree upon in writing, or if no such date is agreed upon on the fiftieth day following the date of this Agreement.

        (e) Costs and Prorations. Escrow Agent shall make prorations and shall charge costs at the Close of Escrow as follows:

                  (i)      Seller shall pay

                           (A) any transfer  taxes due upon transfer of the Real
                               Property;

                           (B) any  state  or  county  excise  taxes  due  upon
                               transfer of the Real Property;

                           (C) the amount of the  premiums  charged  for an ALTA
                               Owner's Policy of Title Insurance without extended coverage;

                           (D) one-half (2) of the escrow fee charged by Escrow
                               Agent; and

                           (E) recording fees.

                  (ii)     Buyer shall pay

                           (A) one-half (2) of the escrow fee charged by Escrow
                               Agent;

                           (B) an amount equal to the difference between (i) the
                               premium for an ALTA Owner's Policy of Title Insurance without extended coverage and (ii) the premium for the Title Policy plus the premium for the ALTA lender's policy of title insurance issued to the lender (if any) providing financing for Buyer to purchase the Property; and

                           (C) any sales tax due in connection  with the sale of
                               the Personal Property.

                  (iii) Prorations. Real property taxes and assessments shall be prorated at the Close of Escrow based on the most current real property tax bill available, including any supplemental property taxes that may be assessed after the Close of Escrow but that relate to a period prior to the Close of Escrow, regardless of when notice of those taxes is received or who receives the notice. Rents and other income and expenses shall be prorated at the Close of Escrow. Uncollected rents for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned if and when collected by either party (provided that such rents for periods prior to the month in which the Close of Escrow occurs shall be paid to Seller). All refundable security deposits shall be transferred from Seller to Buyer. All utilities shall be prorated outside of Escrow.

        17. Possession. Possession of the Property shall be delivered to Buyer at the Close of Escrow, subject to the rights of tenants and other occupants pursuant to the Leases described in the Agreement.

        18.  LIQUIDATED DAMAGES.

         IF THE CLOSE OF ESCROW DOES NOT TIMELY OCCUR DUE TO THE DEFAULT OF BUYER, OR IF BUYER IS OTHERWISE IN DEFAULT HEREUNDER, (a) BUYER SHALL HAVE NO FURTHER RIGHT TO CLOSE THE ESCROW AND (b) SELLER SHALL RETAIN THE EARNEST MONEY DEPOSIT AND ALL INTEREST EARNED THEREON, PLUS AN ADDITIONAL AMOUNT OF $200,000 WHICH SHALL BE IMMEDIATELY DUE FROM BUYER, AS LIQUIDATED DAMAGES AS ITS SOLE REMEDY IN LIEU OF ANY OTHER RIGHT TO DAMAGES OR RIGHT TO SPECIFIC PERFORMANCE OF THIS AGREEMENT; AND PROVIDED THAT BUYER PAYS SUCH ADDITIONAL AMOUNT TO SELLER OR ESCROW AGENT WITHIN TEN (10) DAYS OF NOTICE FROM SELLER THAT BUYER HAS DEFAULTED UNDER THIS AGREEMENT, SELLER WAIVES ANY FURTHER RIGHT TO CLAIM DAMAGES FROM BUYER OR SEEK OTHER LEGAL OR EQUITABLE REMEDIES AS A RESULT OF FAILURE BY BUYER TO COMPLETE THE PURCHASE; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION SHALL TERMINATE, VITIATE OR OTHERWISE ABROGATE THE INDEMNIFICATION PROVISIONS CONTAINED IN THIS AGREEMENT. BUYER AND SELLER AGREE THAT, BASED UPON THE CIRCUMSTANCES NOW EXISTING, THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES.

         PLEASE INITIAL:                    R.D.                       C.G.
                                            ---                        ----
                                           Seller                      Buyer

19.      Risk of Loss.

         (a) Minimal Destruction. Buyer shall not be relieved of the obligation to complete the purchase by reason of any destruction (AMinimal Destruction") of the Property prior to Close of Escrow which will entail restoration or repair costs not exceeding Six Hundred Thousand Dollars ($600,000) in the aggregate, as estimated by a reputable contractor. If any Minimal Destruction occurs prior to Close of Escrow, Seller shall have no obligation to repair any damage due to Minimal Destruction, and there shall be deducted from the Purchase Price such amount reasonably estimated by a reputable contractor as being necessary to repair such damage, and Seller shall retain any rights which it may have to collect casualty insurance proceeds with respect to such Minimal Destruction.

         (b) Significant Destruction. If any destruction ("Significant Destruction") of the Property occurs prior to Close of Escrow which will entail restoration or repair costs exceeding Six Hundred Thousand Dollars ($600,000), as estimated by a reputable contractor, Seller or Buyer may elect to terminate this Agreement by written notice to the other party given twenty (20) days after the date of the occurrence causing such Significant Destruction If this Agreement is so terminated by either party, neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 above), and any funds (including the Earnest Money Deposit and all interest earned thereon), instruments or documents shall be returned to the party which has deposited them into Escrow.

         If neither party elects to terminate this Agreement, as aforesaid, Seller shall promptly commence the repair and restoration with due diligence to Buyer's reasonable satisfaction. In such event, the Closing Date shall automatically be extended until the full lien-free completion (excluding punchlist items) of such repairs and restoration.

         20. Brokers. Each party to this Agreement represents and warrants to the other that the warranting party has incurred and will incur no obligation, by reason of this Agreement or the transaction contemplated hereby, for any real estate brokerage commission or finder's fee for which the other party would be liable. Each party shall, and hereby agrees to, defend, indemnify and hold the other party harmless from and against any and all claims, liabilities, damages and costs, without limitation, reasonable attorneys fees and costs, arising out of a breach of that party's representations and warranties set forth in this Section.

         Notwithstanding the foregoing, Seller will pay a consulting fee of One Hundred Thousand Dollars ($100,000) to Pacific Realty Partners, LLC, and the general partners of Seller agree that the payment of such consulting fee shall satisfy all obligations of the general partners under Section 9.14 of the Seller's Partnership Agreement. The consulting fee shall be paid from the sale proceeds at Close of Escrow per wiring instructions to be provided by Pacific Realty Partners, LLC.

         The provisions of this section shall survive the Close of Escrow.

         21. Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Notwithstanding the foregoing, Buyer may not transfer, assign or encumber its rights under this Agreement without Seller's prior written approval except pursuant to an absolute, irrevocable, unconditional assignment or transfer (but not encumbrance) of all of Buyer's rights under this Agreement to an affiliated entity. An "affiliated entity" for purposes of the foregoing shall mean either
(a) a partnership in which Buyer is a general partner or (b) a corporation controlling, controlled by or under common control with Buyer. Only one such assignment to an affiliated entity may be made without Seller's approval prior to Close of Escrow. In the event of any assignment by Buyer with Seller's approval or where Seller's approval is not required hereunder, the assignee shall be deemed to have assumed all obligations and liabilities of Buyer under this Agreement. Notwithstanding the foregoing, no assignment pursuant to this section shall relieve Buyer of any of its obligations or liabilities under this Agreement, including, without limitation, Buyer's indemnity obligations under
Section 10 or Section 20 above. Buyer shall deliver to Seller a complete copy of any executed assignment as to which Seller's approval is not required hereunder not more than five (5) days after the effective date of such assignment. Seller shall not be bound by any such assignment unless and until Seller has received such copy thereof.

         22. Attorneys Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the Prevailing Party shall be entitled to recover reasonable attorneys fees and other costs incurred in that action, arbitration or proceeding, including, but not limited to, expert's expenses, in addition to any other relief to which they may be entitled. As used herein, the "Prevailing Party" shall include without limitation a party who dismisses an action in exchange for sums allegedly due; the party who receives performance from the other party for an alleged breach of contract or a desired remedy where the performance is substantially equal to the relief sought in an action; or the party determined to be the prevailing party by a court of law.

         23.      Notices.

         All notices to be given under this Agreement shall be in writing and sent by (a) certified mail, return receipt requested, in which case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the United States Mail, (b) overnight courier, in which case notice shall be deemed delivered one (1) business day after deposit with that courier, or (c) telecopy, in which case notice shall be deemed delivered on transmittal by telecopier or other similar means, as follows:

If to Seller:                      HMF Associates
                                   c/o PaineWebber Properties Incorporated
                                   265 Franklin Street, 16th Floor
                                   Boston, Massachusetts 02110
                                   Attention:  Rock D'Errico
                                   Vice President
                                   Fax No.  (617) 345-8752


with a copy to:                    Pacific Union Investment
                                   Corporation,
                                   3640 Buchanan Street
                                   San Francisco, California 94123
                                   Attention:  Thomas R. Owens
                                                       Secretary
                                   Fax No.:  (415) 929-0743

and a copy to:                     Pacific Realty Partners, LLC
                                   62 Parker Avenue, Suite 400
                                   San Francisco, California 94118
                                   Attention: Philip Johnson
                                   Fax No.: (415) 379-9165

and with a copy to:                Goodwin, Procter & Hoar LLP
                                   Exchange Place
                                   Boston, Massachusetts 02109-2881
                                   Attention: Susan Hall Mygatt, Esq.
                                   Fax No.:  (617) 570-1488

If to Buyer:                       Randall Realty Corp.
                                   9500 SW Barbor Boulevard, Suite 300
                                   Portland, Oregon 97219
                                   Attention: Cathy Greene
                                   Fax No.:  (503) 293-6230

or to such other address as Buyer or Seller may respectively designate by written notice to the other.

        24. Possession. Possession of the Property shall be delivered to Buyer upon recordation of the Deed.

        25. Entire Agreement. This Agreement contains the entire agreement between the parties to this Agreement and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest.

        26. Severability. If any term or provision of this Agreement shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement shall not be affected.

        27. Waivers. A waiver or breach of a covenant or provision in this Agreement shall not be deemed a waiver of any other covenant or provision in this Agreement, and no waiver shall be valid unless in writing and executed by the waiving party. An extension of time for performance of any obligation or act shall not be deemed an extension of the time for performance of any other obligation or act.

        28. Construction. The section headings and captions of this Agreement are, and the arrangement of this instrument is, for the sole convenience of the parties to this Agreement. The section headings, captions, and arrangement of this instrument do not in any way affect, limit, amplify, or modify the terms and provisions of this Agreement. The singular form shall include plural, and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties have prepared it. Unless otherwise indicated, all references to sections are to this Agreement. All exhibits referred to in this Agreement are attached to it and incorporated in it by this reference.

        29. No Merger. All of the terms, provisions, representations, warranties, and covenants of the parties under this Agreement shall survive the Close of Escrow in accordance with the terms of this Agreement and shall not be merged in the Deed or other documents.

        30. Counterparts. This Agreement may be executed in one or more counterparts. Each shall be deemed an original and all, taken together, shall constitute one and the same instrument.

        31.      Time of the Essence.  Time is of the essence in this Agreement.

        32. Governing Law. This Agreement shall be governed and construed in accordance with Washington law (excluding conflicts of law principles). In the event of any dispute between the parties in connection with or arising out of this Agreement, the parties agree that any lawsuit or administrative proceeding commenced in connection therewith be commenced and prosecuted in the State of Washington.

         33. Exchange. Rather than acquire the Property, Buyer may prefer to exchange for the Property other real property of like kind ("Exchange Property") in order to defer the recognition of income on the disposition of the Exchange Property. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish such exchange, including the execution of documents therefor, provided all of the following terms and conditions are satisfied:

                  33.1 Notice. At least ten (10) business days prior to the Closing, Buyer shall notify Seller in writing that Buyer desires to effect such exchange. As soon as reasonably possible thereafter, Buyer and Seller and such other parties as may be necessary to effect such exchange shall execute any and all documents necessary to implement such exchange.

                  33.2 Costs. Seller shall in no way be obligated to pay any escrow costs, brokerage commissions, title charges, recording costs or any other charges incurred with respect to any such exchange and the total amount of Closing Costs and other costs and expenses which Seller may be liable for is the amount Seller would otherwise be required to pay hereunder if no such exchange was implemented.

                  33.3 No Vesting of Title. Seller shall in no way be obligated to take title to the Exchange Property, even temporarily.

                  33.4 Closing. Buyer understands that if, on the date of closing, as the same may be extended, there is any reason that any other contractual arrangement established to implement the exchange is not in a position to close, the Closing shall nevertheless occur, and Buyer shall purchase the Property from Seller at Closing in accordance with the terms of this Agreement without regard to the exchange of the Exchange Property.

                  33.5     Release and Indemnity.

                           (a) Release. Buyer fully releases and discharges Seller from, and relinquishes all rights, claims and actions that Buyer may have against Seller which arise out of or are in any way connected with the exchange. This release applies to all described rights, claims and actions, whether known or unknown, foreseen or unforeseen, present or future.

                           (b) Indemnity. Buyer agrees to defend, indemnify, and
                  hold harmless Seller from and against all claims, damages, losses, costs, expenses and liabilities (including but not limited to all attorneys' fees, court costs and expert witness fees paid or incurred by Seller) arising out of or in any way connected with the exchange transaction described in this
                  Section 33.

                           (c) Meaning.  For purposes of this Section 33.5,  all
                  references to "Seller" shall include (a) its partners and their respective parent, subsidiary or affiliate corporations,
                  (b) their directors, officers, shareholders, employees and agents and (c) their heirs, successors, personal representatives and assigns and those of their directors, officers, shareholders, employees and agents.

         34. No Offer. Employees or agents of Seller have no authority to make or agree to sell the Property or make any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to sell the Property, and this document shall become effective and binding only upon the execution and delivery hereof by both Buyer and Seller.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                SELLER:

                                HMF ASSOCIATES,
                                a California general partnership

                                By: Pacific Union Investment Corporation,
                                    a California corporation
                                    Its General Partner

                                By: /S/ Thomas R. Owens
                                    -------------------
                                    Thomas R. Owens
                                    Secretary

                                By: PaineWebber Income Properties Seven
                                    Limited Partnership, a Delaware
                                    limited partnership

                                By: Seventh Income Properties, Inc.,
                                    a Delaware corporation

                                By: /s/ Rock M. D'Errico
                                    --------------------
                                    Rock D'Errico
                                    Vice President

                                    BUYER:

                                    RANDALL REALTY CORP.,
                                    an Oregon corporation

                                    By: /s/ Cathy Greene
                                        ----------------
                                            4/25/97
                                    Its: Regional Manager


                                          List of Exhibits
                                          ----------------

Exhibit A-1                         Legal Description of Marina Club
Exhibit A-2                         Legal Description of Enchanted Woods
Exhibit A-3                         Legal Description of The Hunt Club
Exhibit B                           Notice of Satisfaction of Due Diligence
Exhibit C                           Notice of Satisfaction of Financing
                                       Contingency

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)

                                Order No.: 476688
                                Your No.: Marina

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A Continuation)


Lot 1 of City of DesMoines Short Plat Number DE-MO-SP86-4, recorded under Recording Number 867231017, said short plat being a subdivision of a portion of Lots 6,10 and 11 of East DesMoines 5 acre tracts, according to the unrecorded plat thereof, lying within the southwest quarter of the southeast quarter of
Section 9, Township 22 North, Range 4 East, Willamette Meridian, in King County, Washington.

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                  SCHEDULE A-2
                                   (Continued)

                                Order No.: 476686
                            Your No.: Enchanted Woods

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A Continuation)


The west half of the west half of the southeast quarter of the northwest quarter of Section 28 , Township 21 North, Range 4 East, Willamette Meridian, in King County, Washington; Except the south 30 feet thereof conveyed to King County for road purposes by deed recorded under Recording Number 2617165; and Except that portion thereof conveyed to the State of Washington for highway purposes by deed recorded under
Recording Number 4980050.

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE 3
                                   (Continued)

                                                             Order No.: 476687
                                     Your No.:  Hunt Club-3726 S. 180th Street

-------------------------------------------------------------------------------

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)


A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.

                                    EXHIBIT B


                     NOTICE OF SATISFACTION OF DUE DILIGENCE


                             ________________, 1997


HMF Associates
c/o PaineWebber Income Properties Seven Limited Partnership
265  Franklin Street, 16th Floor
Boston, MA 02110
Attn:  Rock D'Errico

Re:  NOTICE OF SATISFACTION OF DUE DILIGENCE

Ladies/Gentlemen:

        The undersigned hereby gives notice of the satisfaction of the due diligence contingency set forth in Section 5 of that certain Purchase and Sale Agreement, dated as of April 25, 1997 (the "Purchase Agreement") between the undersigned, as "Buyer", and HMF Associates, as "Seller" and hereby acknowledges satisfaction of all contingencies in the Purchase Agreement.

                                            Very truly yours.

                                            RANDALL REALTY CORP.,
                                            an Oregon corporation


                                            By: _____________________________
                                                ---------------------------
                                            Its: ______________________________

                                    EXHIBIT C


                 NOTICE OF SATISFACTION OF FINANCING CONTINGENCY


                             ________________, 1997


HMF Associates
c/o PaineWebber Income Properties Seven Limited Partnership
265  Franklin Street, 16th Floor
Boston, MA 02110
Attn:  Rock D'Errico

Re:  NOTICE OF SATISFACTION OF FINANCING CONTINGENCY

Ladies/Gentlemen:

        The undersigned hereby gives notice of the satisfaction or waiver of the financing contingency set forth in Section 8 of that certain Purchase and Sale Agreement, dated as of April 25, 1997 (the "Purchase Agreement") between the undersigned, as "Buyer", and HMF Associates, as "Seller" and hereby acknowledges satisfaction of all contingencies in the Purchase Agreement.

                                            Very truly yours.

                                            RANDALL REALTY CORP.,
                                            a Oregon corporation


                                            By: _____________________________
                                                ---------------------------
                                            Its: ______________________________

                 First Amendment to Purchase and Sale Agreement

         This First Amendment to Purchase and Sale Agreement is entered into as of this 23rd day of May, 1997 by and between HMF Associates, a California general partnership (Seller), and Randall Realty Corp., an Oregon corporation (Buyer), for the purpose of amending that certain Purchase and Sale Agreement dated as of April 25, 1997 (the Agreement) between Seller and Buyer with respect to the Property described therein, including the real properties known as Marina Club, The Hunt Club, and Enchanted Woods. Capitalized terms used in this Agreement, if not otherwise defined, shall have the same meaning as in the Agreement.

         WHEREAS the Due Diligence Period described in paragraph 5 expires on this date, and Buyer and Seller have agreed to extend the Due Diligence Period with respect to Enchanted Woods;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller hereby agree as follows:

         1. Buyer hereby gives notice of the satisfaction of the due diligence contingency set forth in Section 5 of the Agreement with respect to Marina Club and The Hunt Club, and satisfaction or waiver of the financing contingency set forth in Section 8 of the Agreement.

         2. Buyer hereby gives notice of satisfaction of due diligence matters relating to Enchanted Woods, with the exception of the physical condition of Enchanted Woods as it relates to Hazardous Materials, [and satisfaction of the financing contingency as it relates to Enchanted Woods]. Buyer and Seller agree to extend the Due Diligence Period as it relates to Hazardous Materials at Enchanted Woods to Monday, June 2, 1997.

         3. Buyer and Seller agree that the $100,000 Earnest Money Deposit shall be allocated among the three Properties as follows:

                  a.       Marina Club               $33,334
                  b.       The Hunt Club             $33,333
                  c.       Enchanted Woods           $33,333

         4. Buyer and Seller agree that the $17.3 million Purchase Price shall be allocated among the three Properties as follows:

                  a.       Marina Club               $3,141,677.00
                  b.       The Hunt Club             $5,304,506.00
                  c.       Enchanted Woods           $8,853,817.00

         5.       This Amendment  shall be deemed to satisfy the  requirement in
                  Section 6(a) of the Agreement that Buyer deliver a Notice of Satisfaction of Due Diligence with respect to the Marina Club and The Hunt Club Properties. Buyer shall continue to have the right to terminate this Agreement with respect to its obligations to purchase Enchanted Woods for any reason relating to the physical condition of Enchanted Woods as it relates to Hazardous Materials at any time up to and including Monday, June 2, 1997, such right to be exercised in accordance with Paragraph 6(b) of the Agreement. If prior to the end of the day on June 2, 1997 Buyer fails to deliver to Seller either a Notice of Satisfaction of Due Diligence with respect to Enchanted Woods or written notice terminating this Agreement with respect to Enchanted Woods, this Agreement shall be deemed to have terminated with respect to Enchanted Woods, and $33,333 of the Earnest Money Deposit shall be returned to Buyer (or, at Buyer's election, held for Buyer's account by the Escrow Agent), and neither party shall have any further rights or obligations hereunder with respect to Enchanted Woods (other than Buyer's indemnity obligations under Section 10 of the Agreement).

         6. Closing Date. Buyer and Seller agree that the Closing Date shall be [Monday, June 16, 1997,] or such other date as the parties shall mutually agree upon in writing. The closing shall occur at the offices of the Escrow Agent, 1800 Columbia Center, 401 5th Avenue, Seattle, Washington 98104.

         7. Consulting Fee. Seller shall pay a consulting fee of Fifth thousand Dollars ($50,000) to Pacific Realty Partners, LLC from the Hunt Club and Marina Club sale proceeds at Close of Escrow per wiring instructions provided by Pacific Realty Partners, LLC. An additional fee of Fifty Thousand Dollars ($50,000) to Pacific Realty Partners, LLC will be paid from the Enchanted Woods sale proceeds at Close of Escrow.

         Executed as a sealed instrument as of the date set forth above.

                                     SELLER:

                                     HMF ASSOCIATES,
                                     a California general partnership

                                     By: Pacific Union Investment Corporation,
                                         a California corporation
                                     Its General Partner

                                     By: /s/ Thomas R. Owens
                                         -------------------
                                         Thomas R. Owens
                                         Secretary

                                     By: PaineWebber Income Properties Seven
                                         Limited Partnership, a Delaware
                                         limited partnership

                                     By: Seventh Income Properties, Inc.,
                                         a Delaware corporation

                                     By: /s/ Rock D'Errico
                                         -----------------
                                         Rock D'Errico
                                         Vice President

                                    BUYER:

                                    RANDALL REALTY CORP.,
                                    an Oregon corporation

                                    By:/s/ Cathy Greene
                                       ----------------
                                            5/23/97
                                    Its: Regional Manager

StPaul Federal Bank
For Savings

6700 West North Avenue
Chicago, IL  60635
(312) 622-5000


May 23, 1997


Be Telecopy with original by Federal Express

Mr. Rock M. D'Errico
PaineWebber Properties
265 Franklin Street
Boston, MA  02110

RE:  Hunt Club and Marina Club
     91-100736-9 and 91-100713-0

Dear Borrower:

Per your request, St. Paul Federal Bank for Savings ("St. Paul") has approved the pay off of the loans secured by the above referenced properties and identified by the above loan numbers (collectively "Loans") as set forth below subject to the following terms and conditions:

1.       Principal Payment by Borrower

         Provided (I) there is no monetary default (St. Paul acknowledges the Settlement Agreement dated March 31, 1992 between Borrower and St.
         Paul) and/or any bankruptcy default under any of the loan documents securing and/or evidencing any of the Loans or an event which with notice and/or the passage of time would become a monetary default and/or bankruptcy default under any of the loan documents securing and/or evidencing any of the Loans, (ii) such payment is received by St. Paul in immediately available funds on or before June 30, 1997; and
         (iii) Borrower has fully complied with all of the other conditions and requirements set forth herein to St. Paul's satisfaction; then St. Paul will accept as full payment of the Loans and all accrued and unpaid interest due thereon, the sum of the following amounts:

                  a. the greater of (I) $7,800,000.00 or (ii) $7,556,250.00 plus 50% of all Net Sales Proceeds (as defined below) in excess of $7,556,250.00 received under that certain Purchase and Sale Agreement between the Borrower, as Seller, and Randall Realty Corp., as buyer ("Purchase Agreement"); plus

                  b. Any and all fees and costs due hereunder as described in Paragraph 2 herein; plus

                  c. If the closing is on any day other than the first day of a month, interest payment for the number of days in the month up to and including the day of such payment as required under the terms of the Settlement Agreement dated March 31, 1992.


The term "Net Sales Proceeds" shall mean the gross sales price under the Purchase Agreement minus standard title, title insurance and recording charges; one-half of the closing escrow fees; up to $50,000 (Fifty Thousand Dollars) of which may be paid as a consulting fee to Pacific Realty Partners; Washington State Excise Tax; and any other transfer taxes due from the Borrower in connection with the sale. In no event shall any of the following be deducted from and/or credited against the gross sales price in computing Net Sales
Proceeds: prorations for real estate taxes; prorations for rent collections; security deposits; and/or any other credits not specifically approved in writing by St. Paul.

2.       Fees and Costs:

The Borrower will pay for all legal (including in-house attorneys), title and other fees and costs involved with and/or incurred in connection with the pay off of the Loan whether such pay off occurs. St. Paul agrees that the legal fees shall not exceed $5,000.00.

3.       Borrower's Agreements:

In consideration of St. Paul agreeing to consider such pay off, Borrower hereby acknowledges and agrees:

(i) Borrower was represented in the preparation and negotiation hereof by the law firm of Borrower's choice and/or Borrower had ample opportunity to be so represented and chose not to do so. This agreement shall not be construed against St. Paul by reason of having been drafted by St. Paul's attorneys.

(ii) That any course of dealing, laches, estoppel or waiver established by past forbearance or acquiescence by St. Paul shall not extend to any future defaults and specifically that time is hereby reestablished as being of the essence with regard to all provisions hereof and of the Loan Documents.

(iii) That, except as expressly set forth herein and subject to the terms and conditions set forth herein, St. Paul's execution and performance of this letter is not and shall not be construed as a waiver, release, amendment or modification of the Loan Documents which term shall include the Loan Documents referenced above and/or any rights, remedies or causes of action which St. Paul currently has or may hereafter acquire with respect any obligations owed to St. Paul by Borrower or by virtue of any Loan Documents, nor shall it be deemed an agreement to forbear from exercising any rights or remedies which St. Paul currently has or may hereafter acquire.

(iv) That St. Paul's agreement hereto shall not be construed as or deemed to create any course of dealing between Borrower and St. Paul, nor shall it be construed as a waiver of any defaults or St. Paul's rights to remedies with regard thereto.

(v) The execution and performance of this letter shall not constitute a waiver or forgiveness of any existing or subsequent default under the Loan Documents.

(vi) That Borrower hereby releases and waives and agrees that Borrower will not assert any presently existing cause of action, claim, or demand against St. Paul which arises out of or in connection with the Loan Documents.

(vii) That no defenses or set-off rights exist with respect to St. Paul's enforcement of its rights and remedies under the Loan Documents.

4.       Entire Agreement; Survival:

         This Commitment shall constitute the entire agreement for the pay off of the Loan, and shall supersede all prior written or oral understandings with respect thereto; provided, however, that all written representations of Borrower or any principal of Borrower to St. Paul; shall be deemed to have been made to induce St. Paul to accept the pay off of the Loan and issue this Commitment and shall survive the execution of this Commitment. No modification or waiver of any provision of this Commitment shall be effective unless it is in writing, signed by St. Paul. The Borrower shall advise St. Paul in writing immediately as any of them becomes aware of any material change, error or omission in any of the information, data or documentation supplied to St. Paul by or on behalf of Borrower or in any representation made herein.

5.       Waiver of Jury Trial:

         ST. PAUL AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY DISPUTE ARISING UNDER THE PROVISIONS OF OR PURSUANT TO THIS COMMITMENT OR ANY OF THE LOAN DOCUMENTS.

         All other terms and conditions of the existing loan documents in connection with the above loan, including any prior amendments or modifications thereto, shall remain in full force and effect.

         If after Borrower accepts this commitment letter and the pay off fails to occur and St. Paul fails to receive the pay off for any reason, the Borrower agrees that it shall be responsible for the payment of all of the Fees and Costs above and shall pay such Fees and Costs upon demand. If Borrower fails to pay such Fees and Costs, Borrower hereby authorizes St. Paul to pay for such Fees and Costs out of any payment made by Borrower received by St. Paul in connection with this letter, including without limitation any deposits made hereunder and/or out of any other funds of Borrower received and/or held by St. Paul, including without limitation any principal and interest payments.

         Please signify your acceptance to the proposed terms and Borrower's agreements outlined herein by executing this letter below and returning the original to the undersigned. If an executed original of this letter is not returned to the undersigned on or before May 27, 1997, this letter, at St. Paul's option, will terminate.

Sincerely


/s/ Charles L. Lavezzi
----------------------
Director, Nationwide
Loan Administration

                                            Agreed and Accepted By:

                                            HMF Associates, a California
                                            general partnership


                                            By:  /s/ Rock D'Errico
                                            Its:  Vice President
                                            Date:  May 23, 1997

                             STATUTORY WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS:

         That, HMF Associates (AGrantor), a California general partnership, for and in consideration of Five Million Three Hundred Four Thousand and Five Hundred Six Dollars ($5,304,506.00), in hand paid by Hunt Club - 130, L.L.C., a Delaware limited liability company (AGrantee@), the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, warrant and convey unto the said Grantee, and assigns forever, the land and improvements situated at 3726 South 180th Street, Seattle, King County, Washington, located in the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East of the Willamette Meridian, legally described in Exhibit A attached hereto and incorporated herein.

         TO HAVE AND TO HOLD, the same unto the said Grantee, and assigns forever, with all appurtances thereunto belonging, subject to and excepting all encumbrances and restrictions of record.

GRANTOR=s Tax Account Number:
94-303 2604

         WITNESS my hand and seal this 27th day of June, 1997.

                                                     GRANTOR

                      HMF ASSOCIATES, a California general partnership

                                  By: Pacific Union Investment Corporation, a California corporation, its general partner

                                           By: /s/ Thomas R. Owens
                                               -------------------
                                               Thomas R. Owens, Secretary

                                  BY:      Paine Webber Income Properties
                                           Seven Limited Partnership,
                                           a Delaware Limited Partnership

                                  By:      Seventh Income Properties, Inc., a
                                           Delaware corporation

                                  By:      /s/ Rock M. D'Errico
                                           --------------------
                                  Name:    Rock M. D'Errico
                                  Title:   Vice President

                                 ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS       )
                                         )        SS
COUNTY OF SUFFOLK                   )

         On this 18th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Rock M. D'Errico to me well known, who stated that he is the Vice President of Seventh Income Properties, Inc., the Managing General Partner of PaineWebber Income Properties Seven Limited Partnership, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 1997.

                                            /s/ Debra A. Brown
                                                --------------
                                                Notary Public
                                                My Commission Expires: 11/2/2001

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA                 )
                                       )        SS
COUNTY OF SAN FRANCISCO             )

         On this 27th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Thomas R. Owens, to me well known, who stated that he is the Secretary of Pacific Union Investment Corporation, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         In testimony whereof, I have hereunto set my hand in official seal this 19th day of June, 1997.

                                              /s/ A. Nichole Scanlon
                                                  ------------------
                                                  Notary Public
                                                  My Commission Expires: 7/2/99

                                    EXHIBIT A
                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)
                                                             Order No.: 476687
                                     Your No.:  Hunt Club-3726 S. 180th Street
------------------------------------------------------------------------------

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)

A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.

                               GENERAL ASSIGNMENT

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HMF ASSOCIATES, a California general partnership (AAssignor@), hereby assigns, sells, transfers, sets over and delivers unto HUNT CLUB-130, L.L.C., a Delaware limited liability company (AAssignee@), all of Assignor=s estate, right, title and interest in and to the following:

         (a) all licenses, permits, certificates of occupancy, approvals, entitlement, dedications, and subdivision maps issued, approved or granted by any governmental authorities or otherwise in connection with the real property known as the Hunt Club Apartments, located at 3726 South 180th Street, Seattle, King County, Washington (AProperty@) described in Exhibit AA@ attached hereto; the use of the name AHunt Club Apartments@ and any other trade names, trademarks, and logos used by Assignor in the operation and identification of the Property; all development rights and other intangible rights, titles, interests, privileges and appurtenances of Assignor related to or used in connection with the Property and its operation; and all licenses, consents, easements, rights of way and approvals issued, approved or granted by any private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Property (collectively, ALicenses and Permits@); and

         (b) all plans and specifications respecting any buildings or improvements located on the Property; and all building inspection reports pertaining to the Property which are owned by and within the possession or control of Assignor (collectively, ARecords and Plans@).

         Assignor makes no warranties of any kind or nature, express or implied, regarding the Licenses and Permits, and Records and Plans.

         Assignee hereby assumes the performance of all of the terms, convents and conditions imposed upon Assignor under the Licenses and Permits, and Records and Plans accruing or arising on or after the date of delivery of this Assignment. Assignor shall be responsible for the performance of all of the terms, covenants and conditions imposed upon Assignor under the, Licenses and Permits, and Records and Plans accruing or arising prior to the date of delivery of this Assignment.

         This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 27th day of June, 1997, which Assignment is effective on that date.


                                    ASSIGNOR

                                    HMF ASSOCIATES, a California general
                                        partnership

                                    By: Pacific Union Investment Corporation,
                                        a California corporation, its
                                        General Partner

                                    By: /s/ Thomas R. Owens
                                        -------------------
                                        Thomas R. Owens, Secretary

                                    By: PaineWebber Income Properties Seven
                                        Limited Partnership, a Delaware
                                        limited partnership

                                    By: Seventh Income Properties, Inc.,
                                        a Delaware corporation, its
                                        Managing General Partner

                                    By: /s/ Rock D'Errico
                                        -----------------
                                        Rock D'Errico, Vice President

                                    ASSIGNEE

                                    HUNT CLUB-130, L.L.C., a Delaware limited liability company:

                                    By: Randall Acquisitions (1997), L.L.C.,
                                        a Delaware limited liability
                                        company, its manager:

                                    By: Randall Realty Corp, an Oregon
                                        corporation, its manager:

                                    By: /s/ Steven P. Mozinski
                                        ----------------------
                                        Steven P. Mozinski, Vice President

STATE OF CALIFORNIA                )
                                      )        ss.
COUNTY OF SAN FRANCISCO            )

         On this 27th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Thomas R. Owens, to me well known, who stated that he is the Secretary of Pacific Union Investment Corporation, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         In testimony whereof, I have hereunto set my hand in official seal this 19th day of June, 1997.

                               /s/ A. Nichole Scanlon
                                   ------------------
                                   Notary Public
                                   My Commission Expires:  7/2/99

STATE OF MASSACHUSETTS     )
                               )        ss.
COUNTY OF SUFFOLK          )

         On this 18th day of June, 1997, before me, Debra A. Brown, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Rock M. D=Errico, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Seventh Income Properties, Inc., Managing General Partner of PaineWebber Income Properties Seven Limited Partnership, which is general partner of HMF Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 1997.

                               /s/ Debra A. Brown
                                   --------------
                                   Notary Public:
                                   My Commission Expires: 11/2/2001

STATE OF OREGON            )
                              )        ss.
COUNTY OF                  )

         On this 17th day of June, 1997, before me, Dianne M. Kiley, a Notary Public, State of Oregon, duly commissioned and sworn, personally appeared Steven
P. Mozinski, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Randall Realty Corp, an Oregon corporation acting as manager of RANDALL ACQUISITIONS (1997), L.L.C., a Delaware limited liability company, acting in turn as manager of HUNT CLUB-130, L.L.C., a Delaware limited liability company, and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 17th day of June, 1997.

                                     /s/ Dianne M. Kiley
                                         ---------------
                                         Notary Public
                                         My Commission Expires:  12/26/97

                                    EXHIBIT A

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)

                                                              Order No.: 476687
                                      Your No.:  Hunt Club-3726 S. 180th Street
------------------------------------------------------------------------------

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)


A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)

                                                            Order No.: 476687
                                    Your No.:  Hunt Club-3726 S. 180th Street
-------------------------------------------------------------------------------

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)


A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.

                              ASSIGNMENT OF LEASES


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HMF ASSOCIATES, a California general partnership (AAssignor@), hereby assigns, sells, transfers, sets over and delivers unto HUNT CLUB-130, L.L.C., a Delaware limited liability company (AAssignee@), all of Assignor=s estate, right, title and interest in and to the following:

         (a) all leases, licenses, tenancy agreements or occupancy agreements relative to the real property known as the Hunt Club Apartments, located at 3726 South 180th Street, Seattle, King County, Washington (AProperty@) described in Exhibit AA@ attached hereto, together with all rents, issues and profits thereunder (collectively, ALeases@); and

         (b) all security deposits, prepaid rentals, cleaning fees and other deposits paid by tenants of the Property to Assignor or any agent of Assignor (ADeposits@).

         Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising on or after the date of delivery of this Agreement.

         Assignor agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that have accrued and/or were to have been performed prior to the date of delivery of this Assignment. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period prior to the date of delivery of this Assignment. Assignee agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that shall accrue and/or are to be performed after the date of deliver of this Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period after the date of delivery of this Assignment.

         This Assignment of Leases may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 27th day of June, 1997, which Assignment is effective on that date.

                                    ASSIGNOR

                                    HMF ASSOCIATES, a California general
                                    partnership

                                    By: Pacific Union Investment Corporation,
                                        a California corporation, its
                                        General Partner

                                    By: /s/ Thomas R. Owens
                                        -------------------
                                        Thomas R. Owens, Secretary

                                    By: PaineWebber Income Properties Seven
                                        Limited Partnership, a Delaware
                                        limited partnership

                                    By: Seventh Income Properties, Inc., a
                                        Delaware corporation

                                    By: /s/ Rock D'Errico
                                        -----------------
                                        Rock D'Errico, Vice President

                                    ASSIGNEE

                                    HUNT CLUB-130, L.L.C., a Delaware limited liability company:

                                    By: Randall Acquisitions (1997), L.L.C.,
                                        a Delaware limited liability
                                        company, its manager:

                                    By: Randall Realty Corp, an Oregon
                                        corporation, its manager:

                                    By: /s/ Steven P. Mozinski
                                        ----------------------
                                        Steven P. Mozinski, Vice President

STATE OF CALIFORNIA       )

                                )   ss.
COUNTY OF SAN FRANCISCO   )

         On this 27th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Thomas R. Owens, to me well known, who stated that he is the Secretary of Pacific Union Investment Corporation, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         In testimony whereof, I have hereunto set my hand in official seal this 19th day of June, 1997.

                             /s/ A. Nichole Scanlon
                                 -------------------
                                 Notary Public
                                 My Commission Expires:  7/2/99

STATE OF MASSACHUSETTS     )
                              )        ss.
COUNTY OF SUFFOLK          )

         On this 18th day of June, 1997, before me, Debra A. Brown, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Rock M. D=Errico, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Seventh Income Properties, Inc., Managing General Partner of PaineWebber Income Properties Seven Limited Partnership, which is general partner of HMF Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 1997.

                               /s/ Debra A. Brown
                                   --------------
                                   Notary Public:  Debra A. Brown
                                   My Commission Expires: 11/2/2001

STATE OF OREGON   )

                    )        ss.
COUNTY OF         )

         On this 17th day of June, 1997, before me, , Dianne M. Kiley, a Notary Public, State of Oregon, duly commissioned and sworn, personally appeared Steven
P. Mozinski, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Randall Realty Corp, an Oregon corporation acting as manager of RANDALL ACQUISITIONS (1997), L.L.C., a Delaware limited liability company, acting in turn as manager of HUNT CLUB-130, L.L.C., a Delaware limited liability company, and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 17 day of June, 1997.

                                   /s/ Dianne M. Kiley
                                       ---------------
                                       Notary Public
                                       My Commission Expires: 12/26/97

                                    EXHIBIT A

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)

                                                              Order No.: 476687
                                      Your No.:  Hunt Club-3726 S. 180th Street
-------------------------------------------------------------------------------
                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)

A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.

                                  BILL OF SALE

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HMF ASSOCIATES, a California general partnership ("Seller") does hereby grant, sell, transfer, and deliver to HUNT CLUB-130, L.L.C. ("Buyer"), all of the furnishing, fixtures, equipment and other personal property, including, without limitation, the personal property, which personal property is, as of the date hereof, owned by Seller and located at the real property known as the Hunt Club Apartments, located at 3726 South 180th Street, Seattle, King County, Washington which real property is described in Exhibit A attached hereto.

         Buyer purchases such personal property "AS IS" and "WHERE IS" and solely in reliance upon Buyer's personal inspection and knowledge of such personal property. Seller does hereby warrant that all such personal property is free from encumbrances created or suffered thereon by Seller and that Seller will warrant and defend the same in favor of Buyer against the lawful claims of all persons claiming by, through or under Seller.

IN WITNESS WHEREOF, this document is executed as a sealed instrument as of this 27th day of June, 1997.

                                            SELLER:


                                HMF ASSOCIATES,
                                a California general partnership


                                By:  Pacific Union Investment Corporation,
                                     a California corporation
                                     Its General Partner

                                By:  /s/ Thomas R. Owens
                                     --------------------
                                     Thomas R. Owens, Secretary



                                By:  PaineWebber Income Properties Seven
                                     Limited Partnership, a Delaware limited
                                     partnership

                                By:  Seventh Income Properties, Inc.,
                                     a Delaware corporation


                                By:  /s/ Rock M'Errico
                                     ------------------
                                     Rock D'Errico, Vice President

                                    EXHIBIT A

                         CHICAGO TITLE INSURANCE COMPANY
                               A.L.T.A.COMMITMENT
                                   SCHEDULE A
                                   (Continued)

                                                              Order No.: 476687
                                      Your No.:  Hunt Club-3726 S. 180th Street

-------------------------------------------------------------------------------

                            LEGAL DESCRIPTION EXHIBIT
                    (Paragraph 4 of Schedule A continuation)


A portion of the  northeast  quarter  of the  northwest  quarter of Section  34,
Township  23  North,  Range  4  East,   Willamette  Meridian,  in  King  County,
Washington, described as follows:

Beginning  at a  point  on the  south  line  of said  northeast  quarter  of the northwest quarter at the southwest corner of Lot 3, Block 7, Division No. 2, Rancho Vista, according to the plat thereof, recorded in Volume 55 of Plats, Pages 62 and 63, in King County , Washington; and running; thence north 88(Degree)11'58" west along said south line 709 feet, more or less to the southwest corner of said northeast quarter of the northwest quarter of Section 34; Thence north 3(Degree)07'33' east along the west line of said northeast quarter of the northwest quarter 709 feet, more or less to the southwest corner of Lot 1, Block 10, Division No. 2, Rancho Vista; Thence north 69(Degree)28'50" east along the southerly line thereof 213.62 feet to the southwesterly margin of 38th Avenue South; Thence on a curve to the left having a radius of 212.09 feet and an initial course of south 34(Degree)55'38" east a distance of 13.90 feet; Thence continuing of the southwesterly margin south 38(Degree)40'56" east,
736.92 feet; Thence on a curve to the right having a radius of 20 feet a distance of 45.55 feet; Thence south 1(Degree)48'13" 60.0 feet to the southerly margin of South 179th Street; Thence along said margin south 88(Degree)11'47" east 30.33 feet to the northwest corner of said Lot 3, Block 7; Thence south
118.99 feet to the point of beginning; Except that portion of the northwest quarter of the northeast quarter of the northwest quarter of Section 34, Township 23 North, Range 4 East, Willamette Meridian, in King County, Washington, lying south of Lot 1, Block 10, Division No. 2, Rancho Vista, accordingly to the plat thereof, recorded in Volume 55 of plats, Page 62 and 63, in King County, Washington, and southwesterly of 38th Avenue South; and Except the south 20 feet of that portion of said premises lying within the east half of the southwest quarter of the northeast quarter of the northwest quarter thereof; and Except the north 30 feet of the west 240 feet thereof and the south 30 feet of the west 240 feet thereof, conveyed to King County for road purposes by deed recorded under Recording Number 6616736; and Except the west 68.39 feet as measured at right angles to the west line of the southwest quarter of the northeast quarter of the northwest quarter of said Section 34; Together with that portion of vacated South 178th Street, which would attach by operation of law; Except that portion thereof conveyed to King County for South 180th Street by Deed Recorded under Recording Number 7901120651.



                        CHICAGO TITLE INSURANCE COMPANY
                          SELLER'S SETTLEMENT STATEMENT
                                                                        PAGE:01


ESCROW NUMBER:  00633-000476687-001 ORDER NUMBER:  00633-000476687

CLOSING DATE:  6/27/97     CLOSER:  SCOTT SMOUSE   (206) 628-5693

BUYER:   HUNT CLUB - 130 L.L.C.
         A DELAWARE LIMITED LIABILITY COMPANY

SELLER:  HMF ASSOCIATES
         A CALIFORNIA GENERAL PARTNERSHIP

PROPERTY:  HUNT CLUB APARATMENTS, 3726 S. 180TH STREET, SEATTLE, WASHINGTON



                                                                     CHARGE SELLER       CREDIT SELLER
                                                                     -------------       -------------

Sales Price                                                         $                      $   5,264,606.00
Personal Property                                                                                 39,900.00

Loan Payoff to St. Paul Federal Bank for Savings
     Confirmed Release Price                                           4,967,486.58

Prorations and Adjustments
     Real Estate Taxes from 6/27/97 to 7/01/97                                                       688.47
       Total amounts $62,822.70 for 365 days
     Total Prepaids (@6/27/97)                                             5,676.98
     Security Deposits                                                    16,970.00
     Last Month's Rents                                                    2,785.00
     June Collected Rents (@ 6/27/97) from 6/27/97 to 7/0                  9,150.16
       Total amount $68,626.19 for 30 days

Real Estate Excise Tax: $5,264,60681.53%                                  80,548.47
Owner's Standard Portion $65,304,506.00                                    7,277.00
Sales Tax: Owner's Standard Title Portion                                    625.82
Escrow Fee:1/2Fee @ $6,304,506.00                                          1,350.00
Sales Tax on1/2Escrow Fee                                                    116.10
Messenger/Overnight Deliver Charge (1/2)                                      35.00
Sales Tax on1/2messenger/Deliver Chg.                                          3.01
Pacific Realty Partners, LLC                                              25,000.00
Reconveyance Fee                                                              51.45

Funds Due To Seller At Closing                                           188,120.90
                                                                      -------------          --------------

TOTALS                                                                $5,305,194.47          $ 5,305,194.47
                                                                      =============          ==============



/s/ Rock M. D'Errico                       6/27/97
--------------------
Rock M. D'Errico
Vice President
A California General Partnership

                             STATUTORY WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS:

         That, HMF Associates (AGrantor@), a California general partnership, for and in consideration of Three Million One Hundred Forty-One Thousand and Six Hundred Seventy-Seven Dollars ($3,141,677.00), in hand paid by Marina Club - 77, L.L.C., a Delaware limited liability company (AGrantee@), the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, warrant and convey unto the said Grantee, and assigns forever, the land and improvements situated at 2445 South 222nd Street, Des Moines, King County, Washington, located in the southwest quarter of the southeast quarter of Section 9, Township 22 North, Range 4 East of the Willamette Meridian, legally described in Exhibit A attached hereto and incorporated herein.

         TO HAVE AND TO HOLD, the same unto the said Grantee, and assigns forever, with all appurtances thereunto belonging, subject to and excepting all encumbrances and restrictions of record.

GRANTOR's Tax Account Number:
94-303 2604

WITNESS my hand and seal this 27th day of June, 1997.

                                     GRANTOR

                                    HMF ASSOCIATES, a California general
                                    partnership

                                 By: Pacific Union Investment Corporation, a
                                     California corporation, its general partner

                                 By: /s/ Thomas R. Owens
                                     -------------------
                                     Thomas R. Owens, Secretary

                                 BY: Paine Webber Income Properties Seven
                                     Limited Partnership, a Delaware Limited
                                     Partnership

                                 By: Seventh Income Properties, Inc., a
                                     Delaware corporation

                                 By: /s/ Rock M. D'Errico
                                     --------------------
                                 Name: Rock M. D'Errico
                                 Title:Vice President

                                 ACKNOWLEDGMENT


COMMONWEALTH OF MASSACHUSETTS       )
                                        )     SS
COUNTY OF SUFFOLK                   )

         On this 18th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Rock M. D=Errico to me well known, who stated that he is the Vice President of Seventh Income Properties, Inc., the Managing General Partner of PaineWebber Income Properties Seven Limited Partnership, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 1997.

                                        /s/ Debra A. Brown
                                            --------------
                                            Notary Public
                                            My Commission Expires: 11/2/2001

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA        )
                               )        SS
COUNTY OF SAN FRANCISCO    )

         On this 27 day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Thomas R. Owens, to me well known, who stated that he is the Secretary of Pacific Union Investment Corporation, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         In testimony whereof, I have hereunto set my hand in official seal this 19th day of June, 1997.

                                         /s/ A. Nichole Scanlon
                                             ------------------
                                             Notary Public
                                             My Commission Expires: 7/2/99

                                    EXHIBIT A
                                  (Marina Club)

LOT 1 OF CITY OF DES MOINES SHORT PLAT NUMBER DE-MO-SP86-4, RECORDED UNDER RECORDING NUMBER 8607231017, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF LOTS 6, 10 AND 11 OF EAST DES MOINES 5 ACRE TRACTS, ACCORDING TO THE UNRECORDED PLAT THEREOF, LYING WITHIN THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 9, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

                               GENERAL ASSIGNMENT


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HMF ASSOCIATES, a California general partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto MARINA CLUB - 77, L.L.C., a Delaware limited liability company (AAssignee@), all of Assignor=s estate, right, title and interest in and to the following:

         (a) all licenses, permits, certificates of occupancy, approvals, entitlement, dedications, and subdivision maps issued, approved or granted by any governmental authorities or otherwise in connection with the real property known as the Marina Club Apartments, located at 2445 South 222nd Street, Des Moines, King County, Washington (AProperty@) described in Exhibit AA@ attached hereto; the use of the name AMarina Club Apartments@ and any other trade names, trademarks, and logos used by Assignor in the operation and identification of the Property; all development rights and other intangible rights, titles, interests, privileges and appurtenances of Assignor related to or used in connection with the Property and its operation; and all licenses, consents, easements, rights of way and approvals issued, approved or granted by any private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Property (collectively, ALicenses and Permits@); and

         (b) all plans and specifications respecting any buildings or improvements located on the Property; and all building inspection reports pertaining to the Property which are owned by and within the possession or control of Assignor (collectively, "Records and Plans").

         Assignor makes no warranties of any kind or nature, express or implied, regarding the Licenses and Permits, and Records and Plans.

         Assignee hereby assumes the performance of all of the terms, convents and conditions imposed upon Assignor under the Licenses and Permits, and Records and Plans accruing or arising on or after the date of delivery of this Assignment. Assignor shall be responsible for the performance of all of the terms, covenants and conditions imposed upon Assignor under the, Licenses and Permits, and Records and Plans accruing or arising prior to the date of delivery of this Assignment.

         This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 27th day of June, 1997, which Assignment is effective on that date.


                                            ASSIGNOR

                                            HMF ASSOCIATES, a
                                            California general partnership

                                            By:Pacific Union Investment
                                            Corporation,  a California
                                            corporation , its General Partner

                                            By: /s/ Thomas R. Owens
                                                --------------------
                                                Thomas R. Owens, Secretary

                                            By: PaineWebber Income Properties
                                                Seven Limited Partnership, a
                                                Delaware limited partnership

                                            By: Seventh Income Properties, Inc.,
                                                a Delaware corporation
                                                Its Managing General Partner

                                            By: /s/ Rock D'Errico
                                                -----------------
                                                Rock D'Errico
                                                Vice President

                                            ASSIGNEE

                                            MARINA CLUB - 77, L.L.C., a
                                            Delaware limited liability company

                                            By: RANDALL ACQUISITIONS (1997),
                                                L.L.C., a Delaware limited
                                                liability company, its manager

                                            By: RANDALL REALTY CORP, an Oregon
                                                corporation, its manager

                                            By: /s/ Steven P. Mozinski
                                                ----------------------
                                                Steven P. Mozinski
                                                Vice President

STATE OF CALIFORNIA        )

                                 )        ss.
COUNTY OF SAN FRANCISCO    )

         On this 27th day of June, 1997, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named Thomas R. Owens, to me well known, who stated that he is the Secretary of Pacific Union Investment Corporation, which is a general partner of HMF Associates, a general partnership and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of the said partnership, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument as the free and voluntary act and deed of said corporation and for the consideration, uses and purposes therein mentioned and set forth.

         In testimony whereof, I have hereunto set my hand in official seal this 19th day of June, 1997.

                                       /s/ A. Nichole Scanlon
                                           ------------------
                                           Notary Public
                                           My Commission Expires: 7/2/99

STATE OF MASSACHUSETTS     )
                               )        ss.
COUNTY OF SUFFOLK          )

         On this 18th day of June, 1997, before me, Debra A. Brown, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Rock M. D=Errico, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Seventh Income Properties, Inc., Managing General Partner of PaineWebber Income Properties Seven Limited Partnership, which is general partner of HMF Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 18th day of June, 1997.

                               /s/ Debra A. Brown
                                   --------------
                                   Notary Public:
                                   My Commission Expires: 11/2/2001

STATE OF OREGON       )

                        )        ss.
COUNTY OF             )

         On this 17th day of June, 1997, before me, Dianne M. Kiley , a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Steven P. Mozinski, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Randall Realty Corp, an Oregon corporation, Manager of Randall Acquisitions (1997) L.L.C. which is Manager of Marina Club - 77, L.L.C. and that by his signature on the instrument the person or the entity upon behalf of which person acted, executed the instrument.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 17th day of June, 1997.

                                         /s/ Dianne M. Kiley
                                             ---------------
                                             Notary Public
                                             My Commission Expires: 12/26/97

                                    EXHIBIT A
                                  (Marina Club)



LOT 1 OF CITY OF DES MOINES SHORT PLAT NUMBER DE-MO-SP86-4, RECORDED UNDER RECORDING NUMBER 8607231017, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF LOTS 6, 10 AND 11 OF EAST DES MOINES 5 ACRE TRACTS, ACCORDING TO THE UNRECORDED PLAT THEREOF, LYING WITHIN THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 9, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

                                  BILL OF SALE

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HMF ASSOCIATES, a California general partnership ("Seller") does hereby grant, sell, transfer, and deliver to MARINA CLUB-77, L.L.C. ("Buyer"), all of the furnishing, fixtures, equipment and other personal property, including, without limitation, the personal property, which personal property is, as of the date hereof, owned by Seller and located at the real property known as the Marina Club Apartments, located at 2445 South 222nd Street, Des Moines, King County, Washington which real property is described in Exhibit A attached hereto.
         Buyer purchases such personal property "AS IS" and "WHERE IS" and solely in reliance upon Buyer's personal inspection and knowledge of such personal property. Seller does hereby warrant that all such personal property is free from encumbrances created or suffered thereon by Seller and that Seller will warrant and defend the same in favor of Buyer against the lawful claims of all persons claiming by, through or under Seller.

IN WITNESS WHEREOF, this document is executed as a sealed instrument as of this 27th day of June, 1997.



                                   SELLER:


                                     HMF ASSOCIATES,
                                     a California general partnership


                                 By:  Pacific Union Investment Corporation,
                                      a California corporation
                                      Its General Partner

                                 By:  /s/ Thomas R. Owens
                                      -------------------
                                      Thomas R. Owens, Secretary



                                 By:  PaineWebber Income Properties Seven
                                      Limited Partnership, a Delaware
                                      limited partnership

                                 By:  Seventh Income Properties, Inc.,
                                      a Delaware corporation


                                 By:  /s/ Rock D'Errico
                                      ------------------
                                      Rock D'Errico, Vice President

                                    EXHIBIT A
                                  (Marina Club)

LOT 1 OF CITY OF DES MOINES SHORT PLAT NUMBER DE-MO-SP86-4, RECORDED UNDER RECORDING NUMBER 8607231017, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF LOTS 6, 10 AND 11 OF EAST DES MOINES 5 ACRE TRACTS, ACCORDING TO THE UNRECORDED PLAT THEREOF, LYING WITHIN THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 9, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

                         CHICAGO TITLE INSURANCE COMPANY
                          SELLER'S SETTLEMENT STATEMENT
                                    PAGE: 01


ESCROW NUMBER:  00633-000476688-001 ORDER NUMBER:  00633-000476688

CLOSING DATE:  6/27/97     CLOSER:  SCOTT SMOUSE (206) 628-5693

BUYER:   MARINA CLUB - 77 L.L.C.
         A DELAWARE LIMITED LIABILITY COMPANY

SELLER:  HMF ASSOCIATES
         A CALIFORNIA GENERAL PARTNERSHIP

PROPERTY: MARINA CLUB APARTMENTS, 2445 SOUTH 222nd STREET, DesMOINES, WASHINGTON



                                                                     CHARGE SELLER        CREDIT SELLER
                                                                     -------------        -------------
Sales Price                                                          $                     $   3,115,177.00
Personal Property                                                                                 26,500.00

Loan Payoff to St. Paul Federal Bank for Savings
     Confirmed Release Price                                           2,932,753.45

Prorations and Adjustments
     Real Estate Taxes from 6/27/97 to 7/01/97                                                       447.46
       Total amounts $40,831.00 for 365 days
     Total Prepaids (@6/27/97)                                             2,895.97
     Security Deposits                                                    11,150.00
     Last Month's Rents                                                    2,876.00
     June Collected Rents (@ 6/27/97) from 6/27/97 to 7/01                 5,577.47
       Total amount $41,831.00 for 30 days

Real Estate Excise Tax: $3,115,177 @1.78%                                 55,450.15
Owner's Standard Portion $3,141,677.00                                     4,751.00
Sales Tax: Owner's Standard Title Portion                                    408.59
Escrow Fee:1/2Fee @ $3,141,677.00                                          1,150.00
Sales Tax on1/2Escrow Fee                                                     98.90
Messenger/Overnight Deliver Charge (1/2)                                      35.00
Sales Tax on1/2messenger/Deliver Chg.                                          3.01
Pacific Realty Partners, LLC                                              25,000.00
Reconveyance Fee                                                              51.45

Funds Due To Seller At Closing                                            99,923.47
                                                                      -------------           -------------

TOTALS                                                                $3,142,124.46           $3,142,124.46
                                                                      =============           =============

/s/ Rock M. D'Errico                       6/27/97
--------------------
Rock M. D'Errico
Vice President
A California General Partnership
